Exhibit 10.1

THIRD MODIFICATION AGREEMENT

(Extension)

THIS THIRD MODIFICATION AGREEMENT (this “Agreement”), effective as of the 27 day of February 2015, is by and between UNITED BANK, a Virginia banking corporation (the “Bank”); and VERSAR, INC. a Delaware corporation, VERSAR INTERNATIONAL, INC., a Delaware corporation, formerly known as VIAP, Inc., CHARRON CONSTRUCTION CONSULTING, INCORPORATED, a Virginia corporation, GEO-MARINE, INC., a Texas corporation, GEOMET TECHNOLOGIES, LLC, a Maryland limited liability company, and J.M. WALLER ASSOCIATES, INC., a Virginia corporation (individually and collectively, the “Borrower”).

WITNESSETH THAT:

WHEREAS, the Bank is the owner and holder of that certain Second Amended and Restated Revolving Commercial Note dated June 30, 2014, in the amount of $ 15,000,000.00 made by the Borrower payable to the order of the Bank and bearing interest and being payable in accordance with the terms and conditions therein set forth (the “Note”); and

WHEREAS, the Note is issued pursuant to the terms of, and secured by, a certain Second Amended and Restated Loan and Security Agreement dated June 30, 2014 (as modified by a certain First Modification Agreement dated as of July 1, 2014, and a certain Second Modification Agreement dated as of December 23, 2014, the “Loan Agreement”); and

WHEREAS, the parties hereto desire to extend the maturity date of the Note and otherwise modify the terms thereof and of the Loan Agreement.

NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           The maturity date of the Note is hereby extended to September 30, 2016. The definition of “Date of Maturity” in the Note and the Loan Agreement is hereby changed to “September 30, 2016”.

2.           The Borrower shall pay the Bank’s legal fees, in the amount of $495.00, as part of this modification.

3.           The Borrower hereby acknowledges and agrees that, as of the effective date hereof, there are no set-offs or defenses against the Note or the Loan Agreement.

4.           The parties to this Agreement do not intend that this Agreement be construed as a novation of the Note or the Loan Agreement.

5.           Except as hereby expressly modified, the Note and Loan Agreement shall otherwise be unchanged, shall remain in full force and effect, and are hereby expressly approved, ratified and confirmed. A legend shall be placed on the face of the Note indicating that its terms have been modified hereby, and the original of this Agreement shall be affixed to the original of the Note.

6.           This Agreement shall be governed in all respects by the laws of the Commonwealth of Virginia and shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns.

WITNESS the following signatures and seals.

UNITED BANK	[SEAL]

By:	/s/ E. Allen Schirmer
E. Allen Schirmer
Senior Vice President

VERSAR, INC.

By:	/s/ Cynthia Downes
Name: Cynthia Downes
Title: EVP, Treasurer & CFO

VERSAR INTERNATIONAL, INC.

By:	/s/ Cynthia Downes
Name: Cynthia Downes
Title: VP & Treasurer

GEOMET TECHNOLOGIES, LLC

By:	/s/ Cynthia Downes
Name: Cynthia Downes
Title: VP & Treasurer

CHARRON CONSTRUCTION CONSULTING INCORPORATED

By:	/s/ Cynthia Downes
Name: Cynthia Downes
Title: VP & Treasurer

GEO-MARINE, INC.

By:	/s/ Cynthia Downes
Name: Cynthia Downes
Title: VP & Treasurer

J.M. WALLER ASSOCIATES, INC.

By:	/s/ Cynthia Downes
Name: Cynthia Downes
Title: VP & Treasurer

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